SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report, Earliest Event Reported:             12/26/2001


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of June 1, 2001, providing for the issuance of Structured Asset Securities Corporation, Mortgage
Pass-Through Certificates, Series 2001-SB1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware                   333-35026-19
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)


74-2440850
(I.R.S. Employer
Identification No.)


          200 Vesey Street
         New York, New York                        10285
         (Address of Principal                   (Zip Code)
         Executive Offices)


Registrant's telephone number:               (212) 526-7000


Item 5.  Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2001-SB1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Trust Agreement, dated June 1, 2001 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated 12/26/200The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.       Item 1: Legal Proceedings:                            NONE

D.       Item 2: Changes in Securities:                        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2001-SB1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution Date:                 12/26/2001

                                                   Class
             Beginning                            Accrued
Class         Balance          Principal          Interest
   A1        58,325,732.29      2,183,963.79        164,041.12
   A2       117,370,681.38        703,774.71        330,105.04
   A3                 0.00              0.00              0.00
   A4       144,310,517.56      1,193,091.16        405,873.33
   A5        46,419,065.79        365,632.07        130,553.62
  AIO*       29,454,668.35                N/A        82,841.26
  AP**        1,814,913.88         21,813.05                N/A
    B1       10,568,158.79         36,195.05         29,722.95
    B2        7,397,121.19         25,334.51         20,804.40
    B3        5,283,096.13         18,094.16         14,858.71
    B4        4,227,066.86         14,477.35         11,888.63
    B5        3,169,071.06         10,853.80          8,913.01
    B6        7,413,665.52         25,391.18         20,850.93
    R                 0.00              0.00              0.01
  Total     406,299,090.45      4,598,620.83      1,220,453.01


           Realized Loss   Net Prepmt        Current
            of Principal   Interest          Interest
Class        Allocated     Shortfall Amt     Shortfall (2)
       A1             0.00              0.00              0.00
       A2             0.00              0.00              0.00
       A3             0.00              0.00              0.00
       A4             0.00              0.00              0.00
       A5             0.00              0.00              0.00
     AIO*               N/A             0.00              0.00
     AP**             0.00                N/A               N/A
       B1             0.00              0.00              0.00
       B2             0.00              0.00              0.00
       B3             0.00              0.00              0.00
       B4             0.00              0.00              0.00
       B5             0.00              0.00              0.00
       B6             0.00              0.00              0.00
        R             0.00              0.00              0.00
    Total             0.00              0.00              0.00


         Outstanding
         Interest          Remaining
Class    Shortfall         Balance
A1                    0.00     56,141,768.50
A2                    0.00    116,666,906.67
A3                    0.00              0.00
A4                    0.00    143,117,426.40
A5                    0.00     46,053,433.72
AIO*                  0.00     28,983,232.47
AP**                    N/A     1,793,100.83
 B1                   0.00     10,531,963.74
 B2                   0.00      7,371,786.68
 B3                   0.00      5,265,001.97
 B4                   0.00      4,212,589.51
 B5                   0.00      3,158,217.26
 B6                   0.00      7,388,274.34
R                     0.00              0.00
Total                 0.00    401,700,469.62

AMOUNTS PER $1,000 UNIT

         Beginning         Principal         Interest
Class    Balance           Distribution      Distribution
A1               857.731357         32.117115          2.412369
A2               968.013603          5.804375          2.722538
A3                 0.000000          0.000000          0.000000
A4               965.675305          7.983747          2.715962
A5               951.522339          7.494918          2.676157
AIO              923.475293               N/A          2.597274
AP               937.086200         11.262633               N/A
 B1              983.267472          3.367608          2.765440
 B2              983.267472          3.367607          2.765439
 B3              983.267473          3.367608          2.765440
 B4              983.267472          3.367609          2.765441
 B5              983.267471          3.367608          2.765439
 B6              983.267455          3.367608          2.765439
R                  0.000000          0.000000          0.100000

AMOUNTS PER $1,000 UNIT

         Realized Loss                       Current Period
         of Principal      Remaining         Pass-Through
Class    Allocated         Balance           Rate
A1                  0.00000         825.61424            3.375%
A2                  0.00000         962.20923            3.375%
A3                      N/A           0.00000            3.375%
A4                  0.00000         957.69156            3.375%
A5                      N/A         944.02742            3.375%
AIO                     N/A         908.69463            3.375%
AP                  0.00000         925.82357                NA
 B1                 0.00000         979.89986            3.375%
 B2                 0.00000         979.89986            3.375%
 B3                 0.00000         979.89986            3.375%
 B4                 0.00000         979.89986            3.375%
 B5                 0.00000         979.89986            3.375%
 B6                 0.00000         979.89985            3.375%
R                   0.00000           0.00000            3.375%

Reports to Certificateholders
Trust Agreement Dated June 1, 2001
(Pursuant to Section 4.03)

                                Group 1           Group 2
i) Beg Agg Sch'd Prin Bal     136,755,183.12     57,944,778.01
Scheduled Principal               532,694.94        191,016.80
Curtail and Paid in Full           64,509.89           (107.20)
Paid in Full                    1,642,083.94        531,302.91
Liquidation Proceeds                    0.00              0.00
Insurance Proceeds                      0.00              0.00
Realized Loss                           0.00              0.00
End Agg Sch'd Prin Bal        134,515,894.35     57,222,565.50
Non-AP Balance (Beginning)    136,261,845.16     57,872,653.13
Non-AP Balance (Ending)       134,027,443.71     57,150,796.13
Count                               3,960.00            596.00

                                Group 3           Group 4            Total
i) Beg Agg Sch'd Prin Bal     160,196,629.62     51,402,500.39    406,299,091.14
Scheduled Principal               513,642.73        156,235.00      1,393,589.47
Curtail and Paid in Full           17,778.13          5,954.45         88,135.27
Paid in Full                      724,393.58        219,115.65      3,116,896.08
Liquidation Proceeds                    0.00              0.00              0.00
Insurance Proceeds                      0.00              0.00              0.00
Realized Loss                           0.00              0.00              0.00
End Agg Sch'd Prin Bal        158,940,815.18     51,021,195.29    401,700,470.32
Non-AP Balance (Beginning)    159,153,403.50     51,196,276.80    404,484,178.59
Non-AP Balance (Ending)       157,912,958.29     50,816,172.68    399,907,370.82
Count                               3,491.00            994.00          9,041.00


ii) Aggregate Advances          Group 1           Group 2
   Advances Required              96682.30629       59187.00753
   Advances Paid                  96682.30629       59187.00753
   Unpaid Advances                    0.00000           0.00000


ii) Aggregate Advances          Group 3           Group 4
   Advances Required             137480.78094       82607.81364
   Advances Paid                 137480.78094       82607.81364
   Unpaid Advances                    0.00000           0.00000

ii) Aggregate Advances           Total
   Advances Required             375957.90839
   Advances Paid                 375957.90839
   Unpaid Advances                    0.00000

                             Realized Losses
iii) Realized Losses            Current         Since Cutoff
                    Group 1             0.00              0.00
                    Group 2             0.00              0.00
                    Group 3             0.00              0.00
                    Group 4             0.00              0.00
                      Total             0.00              0.00

                                Group 1           Group 2
iv) Servicing Fee                  28,490.59         12,071.73
Trustee Fee                           683.71            289.76

                                Group 3           Group 4            Total
iv) Servicing Fee                  33,374.33         10,708.69         84,645.34
Trustee Fee                           801.05            256.85          2,031.37

v) Mortgage Loans Outstanding and Delinquency Information:
                           Outstanding Loans
                                 Count            Balance
Group 1                                3,960   $134,515,894.35
Group 2                                  596    $57,222,565.50
Group 3                                3,491   $158,940,815.18
Group 4                                  994    $51,021,195.29
Total                                  9,041   $401,700,470.32

                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                   72     $2,420,115.33
Group 2                                   16     $1,312,998.27
Group 3                                   81     $3,591,625.98
                                          48     $2,432,494.56
Total                                    217     $9,757,234.14

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                   11       $393,035.35
Group 2                                    4       $123,616.28
Group 3                                   24     $1,124,226.90
                                          19       $905,146.23
Total                                     58     $2,546,024.76

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    1        $45,155.07
Group 2                                    1        $18,639.88
Group 3                                    5       $269,177.91
                                           5       $282,766.12
Total                                     12       $615,738.98

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
                                           0             $0.00
Total                                      0             $0.00

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    1        $43,374.02
                                           3       $209,073.34
Total                                      1        $43,374.02

iii) REO Loans                          Count           Balance
                    Group 1             0.00              0.00
                   Group 2              0.00              0.00
                    Group 3             0.00              0.00
                    Group 4             0.00              0.00
                      Total             0.00              0.00

viii) Deleted and Qualifying Substitute Mortgage Loans
               Group            Loan No.          Prin Bal


                                Senior Certs           Groups:
                                           1                 2                 3
ix) Accrued and Unpaid Prin             0.00              0.00              0.00
Accrued and Unpaid Int                  0.00              0.00              0.00

                                                    Subordinate
                                           4             Certs               Tot
ix) Accrued and Unpaid Prin             0.00              0.00              0.00
Accrued and Unpaid Int                  0.00              0.00              0.00

x) Purchased Mortgage Loans
               Group          Loan Number    Principal Balance


                                      Current         Aggregate
xi) Special Hazard Losses               0.00              0.00
     Fraud Losses                       0.00              0.00
     Bankrupcy Losses                   0.00              0.00
     All realized Losses                0.00              0.00

                                        Limit            Excess
xi) Special Hazard Losses      15,808,112.21              0.00
     Fraud Losses              12,900,201.00              0.00
     Bankrupcy Losses             100,000.00              0.00
     All realized Losses                0.00              0.00

         Group:                            1                 2
xii) Available Distribution    $2,644,265.33       $894,889.73
     APO Principal Distribu        $4,887.32           $355.51

                                           3                 4               Tot
xii) Available Distribution    $1,741,883.68       $538,035.09     $5,819,073.83
     APO Principal Distribu       $15,369.23         $1,200.98        $21,813.05

xiii) Loans Acquired throug            Group       Loan Number Principal Balance

                                      Group 1           Group 2
xiv) Senior Percentage                 90.49%            90.52%
      Senior Prepayment Per           100.00%           100.00%
      Subordinate Percentag             9.51%             9.48%
      Subordinate Prepaymen             0.00%             0.00%

                                      Group 3           Group 4
xiv) Senior Percentage                 90.67%            90.67%
      Senior Prepayment Per           100.00%           100.00%
      Subordinate Percentag             9.33%             9.33%
      Subordinate Prepaymen             0.00%             0.00%

                           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET SECURITIES CORPORATION


                           By: /s/ Eve Kaplan
                           Name: Eve Kaplan
                           Title: Vice President

         Dated:            12/26/2001